Exhibit 4.2

Execution Version

PAYCHEX, INC.

AND

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Trustee

FIRST SUPPLEMENTAL INDENTURE

Dated as of April 10, 2025

$1,500,000,000 5.100% Senior Notes due 2030

$1,500,000,000 5.350% Senior Notes due 2032

$1,200,000,000 5.600% Senior Notes due 2035

FIRST SUPPLEMENTAL INDENTURE, dated as of April 10, 2025 between Paychex, Inc., a Delaware corporation (the “Company”), and The Bank of New York Mellon Trust Company, N.A., a national banking association organized and existing under the laws of the United States of America, as trustee (the “Trustee”):

WHEREAS, the Company and the Trustee executed and delivered an Indenture, dated as of April 10, 2025 (the “Base Indenture” and, as supplemented hereby, the “Indenture”), to provide for the issuance by the Company from time to time of senior debt securities evidencing its unsecured indebtedness, to be issued in one or more series as provided in the Base Indenture;

WHEREAS, the Company has authorized the issuance of a series of securities evidencing its senior indebtedness, consisting initially of $1,500,000,000 aggregate principal amount of 5.100% Senior Notes due 2030 (the “2030 Notes”), $1,500,000,000 aggregate principal amount of 5.350% Senior Notes due 2032 (the “2032 Notes”) and $1,200,000,000 aggregate principal amount of 5.600% Senior Notes due 2035 (the “2035 Notes” and, together with the 2030 Notes and the 2032 Notes, the “Notes”);

WHEREAS, the entry into this First Supplemental Indenture by the parties hereto is in all respects authorized by the provisions of the Base Indenture;

WHEREAS, the Company desires to establish the respective terms of the Notes in accordance with Section 2.3 of the Base Indenture and to establish the forms of the Notes in accordance with Section 2.1 of the Base Indenture; and

WHEREAS, all acts and requirements necessary to make this First Supplemental Indenture a valid and legally binding agreement of the Company, in accordance with its terms, have been done.

NOW, THEREFORE, in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually covenanted and agreed as follows for the equal and ratable benefit of the Holders of the Notes:

ARTICLE 1

Section 1.01. Additional Defined Terms. Capitalized terms used but not defined in this First Supplemental Indenture shall have the meanings ascribed thereto in the Base Indenture. In addition, as used herein, the following defined terms shall have the following meanings with respect to the Notes only:

“Acquisition” means the Company’s pending acquisition of Paycor HCM, Inc. pursuant to the Merger Agreement.

“Aggregate Debt” means the sum of the following, as of the date of determination: (1) the aggregate principal amount of the Company’s and its domestic wholly owned subsidiaries’ Indebtedness incurred after the Initial Issuance Date and secured by Liens not permitted by the first paragraph under Section 1.02(u)(i)and (2) the Company’s and its domestic wholly owned subsidiaries’ Attributable Debt in respect of sale and leaseback transactions entered into after the Initial Issuance Date pursuant to the second paragraph of Section 1.02(u)(ii).

“Applicable Par Call Date” means (1) with respect to the 2030 Notes, March 15, 2030, (2) with respect to the 2032 Notes, February 15, 2032 and (3) with respect to the 2035 Notes, January 15, 2035.

“Attributable Debt” means, with respect to any sale and leaseback transaction, at the time of determination, the lesser of (1) the fair market value of such Principal Property as determined in good faith by the Board of Directors, and (2) the total obligation (discounted to the present value at the implicit interest factor, determined in accordance with GAAP, included in the rental payments) of the lessee for rental payments (other than amounts required to be paid on account of property taxes as well as maintenance, repairs, insurance, water rates and other items which do not constitute payments for property rights) during the remaining portion of the base term of the lease included in such transaction.

“Base Indenture” has the meaning ascribed to it in the recitals.

“Below Investment Grade Rating Event” means the Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies).

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its Subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its Subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares or voting power of the Company’s Voting Equity Interests; (3) the adoption of a plan by the Board of Directors relating to the liquidation or dissolution of the Company; or (4) the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the Company’s outstanding Voting Equity Interests or the outstanding Voting Equity Interests of such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Company’s Voting Equity Interests outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Equity Interests of the surviving Person or parent entity thereof immediately after giving effect to such transaction.

Notwithstanding the foregoing, a transaction will not be deemed to result in a Change of Control if (a) the Company becomes a wholly owned Subsidiary of another Person and (b) immediately following that transaction, a majority of Voting Equity Interests of such Person is held by the direct or indirect holders of the Company’s Voting Equity Interests immediately prior to such transaction and in substantially the same proportions as immediately prior to such transaction.

“Change of Control Payment Date” has the meaning ascribed to it in Section 1.02(h).

“Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Company” has the meaning ascribed to it in the recitals.

“Consolidated Net Worth” means, as of any date of determination, stockholder’s equity as reflected on the Company’s most recent consolidated balance sheet prepared in accordance with GAAP.

“GAAP” means accounting principles generally accepted in the United States of America, which are in effect as of the date of application thereof.

“Indebtedness” of any specified Person means, without duplication, indebtedness of such Person for borrowed money (including, without limitation, indebtedness for borrowed money evidenced by notes, bonds, debentures or similar instruments). For the avoidance of doubt, (1) obligations in respect of hedging transactions and cash management obligations, (2) accrued payables and trade credit and (3) obligations in respect of taxes shall not be Indebtedness.

“Indenture” has the meaning ascribed to it in the recitals.

“Initial Issuance Date” means April 10, 2025.

“Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by S&P and Baa3 (or the equivalent) by Moody’s.

“Lien” shall have the meaning ascribed to it in Section 1.02(u)(i).

“Merger Agreement” means the Agreement and Plan of Merger, dated as of January 7, 2025, by and among the Company, Skyline Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of the Company, and Paycor HCM, Inc.

“Moody’s” means Moody’s Ratings, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Notice” shall have the meaning ascribed to it in Section 2.06.

“Person” means any individual, corporation, partnership, joint venture, association, limited liability company, joint- stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Principal Property” means (1) the Company’s principal corporate offices located in Rochester, New York, or any replacement thereof, and (2) any single parcel of real property or any permanent improvement thereon owned by the Company or any of its domestic wholly owned subsidiaries having a book value, as of the date of determination, in excess of 3% of Consolidated Net Worth. Principal Property does not include any property that the Board of Directors has determined not to be of material importance to the business conducted by the Company and its Subsidiaries, taken as a whole.

“Property” shall have the meaning ascribed to it in Section 1.02(u)(i).

“Rating Agencies” means (1) each of S&P and Moody’s; and (2) if either of S&P or Moody’s ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act, selected by the Company as a replacement agency for S&P or Moody’s, or one or both of them, as the case may be.

“Second Change of Control Payment Date” shall have the meaning ascribed to it in Section 1.02(h)(iv).

“Settlement” shall have the meaning ascribed to it in Section 1.02(u)(i)(L).

“Special Mandatory Redemption Date” shall have the meaning ascribed to it in Section 1.02(i)(ii).

“Special Mandatory Redemption Event” shall have the meaning ascribed to it in Section 1.02(i)(i).

“Special Mandatory Redemption Price” shall have the meaning ascribed to it in Section 1.02(i)(i).

“S&P” means S&P Global Ratings, a division of S&P Global Inc.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)-H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities-Treasury constant maturities-Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Applicable Par Call Date (the “Remaining Life”); (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields - one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than, and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than, the Remaining Life - and shall interpolate to the Applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Applicable Par Call Date. If there is no United States Treasury security maturing on the Applicable Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Applicable Par Call Date, one with a maturity date preceding the Applicable Par Call Date and one with a maturity date following the Applicable Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Applicable Par Call Date. If there are two or more United States Treasury securities maturing on the Applicable Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

“Trustee” has the meaning ascribed to it in the recitals.

“2030 Notes” has the meaning ascribed to it in the recitals.

“2032 Notes” has the meaning ascribed to it in the recitals.

“2035 Notes” has the meaning ascribed to it in the recitals.

Section 1.02. Terms of Notes. The following terms relating to the Notes are hereby established:

(a) Designation. The designation of the 2030 Notes is “5.100% Senior Notes due 2030” (CUSIP No. 704326AA5). The designation of the 2032 Notes is “5.350% Senior Notes due 2032” (CUSIP No. 704326AB3). The designation of the 2035 Notes is “5.600% Senior Notes due 2035” (CUSIP No. 704326AC1).

(b) Initial Aggregate Principal Amount. The 2030 Notes shall be limited in initial aggregate principal amount to $1,500,000,000. The 2032 Notes shall be limited in initial aggregate principal amount to $1,500,000,000. The 2035 Notes shall be limited in initial aggregate principal amount to $1,200,000,000.

(c) Currency Denomination. The Notes shall be denominated in U.S. Dollars.

(d) Maturity. The date on which the principal of the 2030 Notes is payable is April 15, 2030. The date on which the principal of the 2032 Notes is payable is April 15, 2032. The date on which the principal of the 2035 Notes is payable is April 15, 2035.

(e) Rate of Interest; Interest Payment Date; Regular Record Dates. (i) Each 2030 Note shall bear interest from April 10, 2025 at 5.100% per annum until the principal thereof is paid. Such interest shall be payable semi-annually in arrears on April 15 and October 15 of each year, commencing on October 15, 2025, to the Persons in whose names the 2030 Notes are registered at the close of business on the immediately preceding April 1 and October 1, respectively (whether or not such record date is a Business Day). Interest on the 2030 Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from April 10, 2025. Interest on the 2030 Notes shall be computed on the basis of a 360-day year composed of twelve 30-day months. In the event that any date on which principal, premium, if any, or interest is payable on the 2030 Notes is not a Business Day, then payment of the principal, premium, if any, or interest payable on such date will be made on the next succeeding day that is a Business Day (and no additional interest shall accrue as a result of such delay in payment).

(ii) Each 2032 Note shall bear interest from April 10, 2025 at 5.350% per annum until the principal thereof is paid. Such interest shall be payable semi-annually in arrears on April 15 and October 15 of each year, commencing on October 15, 2025, to the Persons in whose names the 2032 Notes are registered at the close of business on the immediately preceding April 1 and October 1, respectively (whether or not such record date is a Business Day). Interest on the 2032 Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from April 10, 2025. Interest on the 2032 Notes shall be computed on the basis of a 360-day year composed of twelve 30-day months. In the event that any date on which principal, premium, if any, or interest is payable on the 2032 Notes is not a Business Day, then payment of the principal, premium, if any, or interest payable on such date will be made on the next succeeding day that is a Business Day (and no additional interest shall accrue as a result of such delay in payment).

(iii) Each 2035 Note shall bear interest from April 10, 2025 at 5.600% per annum until the principal thereof is paid. Such interest shall be payable semi-annually in arrears on April 15 and October 15 of each year, commencing on October 15, 2025, to the Persons in whose names the 2035 Notes are registered at the close of business on the immediately preceding April 1 and October 1, respectively (whether or not such record date is a Business Day). Interest on the 2035 Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from April 10, 2025. Interest on the 2035 Notes shall be computed on the basis of a 360-day year composed of twelve 30-day months. In the event that any date on which principal, premium, if any, or interest is payable on the 2035 Notes is not a Business Day, then payment of the principal, premium, if any, or interest payable on such date will be made on the next succeeding day that is a Business Day (and no additional interest shall accrue as a result of such delay in payment).

(f) Place of Payment. Principal of, premium, if any, and interest on each series of Notes shall be payable, and the transfer of each series of the Notes shall be registrable, at the Corporate Trust Office of the Trustee; provided, however, that while such series of Notes are represented by a Registered Global Security, payment of principal of, premium, if any, or interest on such series of Notes may be made by wire transfer to the account of the Depositary or its nominee in accordance with the Applicable Procedures.

(g) Optional Redemption. Prior to the Applicable Par Call Date, the Company may redeem any series of Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(A) 100% of the principal amount of the Notes to be redeemed; and

(B) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming such Notes matured on the Applicable Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30- day months) at the Treasury Rate plus 20 basis points with respect to the 2030 Notes, 25 basis points with respect to the 2032 Notes and 25 basis points with respect to the 2035 Notes, less (b) interest accrued and unpaid thereon to the redemption date, plus, in each case, accrued and unpaid interest, if any, thereon to, but not including, the date of redemption.

In addition, on or after the Applicable Par Call Date, the Company may redeem any series of Notes at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of such series of Notes, plus accrued and unpaid interest to, but not including, the redemption date.

Notice of any redemption will be mailed (or, in the case of Notes held in book-entry form, be transmitted electronically in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed, except that redemption notices may be delivered more than 60 days prior to a redemption if the notice is issued in connection with a legal or covenant defeasance of the Notes or a satisfaction and discharge of the Indenture in accordance with Section 10.1 of the Base Indenture.

In the case of a partial redemption, selection of the Notes for redemption will be made by lot. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the Holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by DTC (or another Depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the Depositary.

Any redemption or notice of redemption may, at the Company’s discretion, be subject to one or more conditions precedent, including the completion of an offering of capital stock of the Company or other corporate transaction. If such redemption is subject to satisfaction of one or more conditions precedent, such notice shall describe each such condition, and if applicable, shall state that, in the Company’s discretion, the redemption date may be delayed until such time (including more than 60 days after the date the notice of redemption was sent, including by electronic transmission) as any or all such conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the redemption date, or by the redemption date as so delayed, or such notice may be rescinded at any time in the Company’s discretion if in the good faith judgment of the Company any or all of such conditions will not be satisfied. In addition, the Company may provide in such notice that payment of the redemption price and performance of the Company’s obligations with respect to such redemption may be performed by another Person. Subject to DTC’s applicable procedures, the Company shall provide written notice to the Trustee not later than 9:00 a.m. New York City time on the redemption date if such notice has been delayed or rescinded, and upon receipt the Trustee shall provide such notice to each Holder of the Notes in the same manner in which the notice of redemption was given, in the name and at the expense of the Company.

(h) Change of Control Repurchase Event. (i) If a Change of Control Repurchase Event occurs, unless the Company has previously exercised its right to redeem the Notes of a series in whole pursuant to Section 1.02(g), the Company will be required to make an offer to each Holder of Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 above that amount) of that Holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest, if any, on the Notes repurchased to, but not including, the date of such repurchase. Within 30 days following any Change of Control Repurchase Event or, at its option, prior to any Change of Control, but after the public announcement of an impending Change of Control, the Company will send a notice to each Holder, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Notes on the payment date specified in the notice, which date will be no earlier than 10 days and no later than 60 days from the date such notice is sent (the “Change of Control Payment Date”). The notice shall, if sent prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice.

The Company will comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder, to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Repurchase Event provisions of the Notes by virtue of such conflict.

On the Change of Control Payment Date, the Company will be required, to the extent lawful, to:

(A) accept for payment all Notes or portions of Notes (in minimum denominations of $2,000 and integral multiples of $1,000 above that amount) properly tendered pursuant to the offer;

(B) deposit with the paying agent, no later than 11:00 a.m., New York City time, an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered; and

(C) deliver or cause to be delivered to the Trustee for cancellation the Notes properly accepted, together with an Officer’s Certificate stating the aggregate principal amount of Notes being repurchased by the Company.

(ii) The paying agent will promptly mail (or, in the case of Notes held in book-entry form, transmit electronically) to each Holder of Notes properly tendered the repurchase price for such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new Note equal in principal amount to any unrepurchased portion of any Notes surrendered; provided that each new Note will be in minimum denominations of $2,000 and integral multiples of $1,000 above that amount.

(iii) The Company will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company pursuant to this Section 1.02(h) and the third party repurchases all Notes properly tendered and not withdrawn under its offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company pursuant to this Section 1.02(h). In addition, the Company will not be required to, and the Company will not, make an offer to repurchase any series of Notes upon a Change of Control Repurchase Event if there has occurred and is continuing on the Change of Control Payment Date an Event of Default with respect to the Notes of such series.

(iv) If, with respect to a series of the Notes, the Holders of not less than 90% in aggregate principal amount of the Notes of such series then outstanding validly tender and do not withdraw such Notes in an offer to repurchase the Notes upon a Change of Control Repurchase Event and the Company, or any third party making such an offer in lieu of the Company as described above, purchase all of such Notes properly tendered and not withdrawn by such Holders, the Company or such third party will have the right, upon not less than 10 days’ nor more than 60 days’ prior notice (provided that such notice is given not more than 60 days following such repurchase pursuant to the offer to repurchase the Notes upon a Change of Control Repurchase Event described above) to redeem all Notes of such series that remain outstanding following such purchase on a date specified in such notice (the “Second Change of Control Payment Date”) and at a price in cash equal to 101% of the aggregate principal amount of the Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased to, but excluding, the Second Change of Control Payment Date.

(i) Special Mandatory Redemption. (i) If (a) the Acquisition is not consummated on or prior to the later of (x) October 7, 2025 or (y) the date that is five Business Days after any later date to which the parties to the Merger Agreement may agree to extend the “End Date” in the Merger Agreement, (b) the Merger Agreement is terminated or (c) the Company notifies the Trustee, in writing, that it will not pursue the consummation of the Acquisition (each, a “Special Mandatory Redemption Event”), the Company will be obligated to redeem all of the 2030 Notes, the 2032 Notes and the 2035 Notes on the Special Mandatory Redemption Date at a redemption price (the “Special Mandatory Redemption Price”) equal to 101% of the aggregate principal amount of the applicable series of Notes, plus accrued and unpaid interest to, but not including, the Special Mandatory Redemption Date.

(ii) Upon the occurrence of a Special Mandatory Redemption Event, the Company will promptly (and in any event not more than five Business Days following such Special Mandatory Redemption Event) deliver written notice to the Trustee of the Special Mandatory Redemption and the date upon which the Notes will be redeemed (the “Special Mandatory Redemption Date,” which date shall be no earlier than the fifth Business Day following the date of such notice) together with a notice of Special Mandatory Redemption for the Trustee to deliver to each Holder of the Notes to be redeemed. The Trustee will then promptly mail, or electronically deliver, according to the procedures of DTC, such notice of Special Mandatory Redemption to each Holder of the Notes to be redeemed. Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Notes to be redeemed.

(iii) Upon the occurrence of the consummation of the Acquisition, this Section 1.02(i) will cease to apply to the Notes.

(j) Mandatory Redemption. Other than with respect to a Change of Control Repurchase Event or a Special Mandatory Redemption Event as described in Section 1.02(h) and Section 1.02(i), respectively, the Notes are not mandatorily redeemable. The Notes are not entitled to the benefit of a sinking fund or any analogous provisions.

(k) Denominations. The Notes shall be issued initially in minimum denominations of $2,000 and shall be issued in integral multiples of $1,000 in excess thereof.

(l) Amount Payable Upon Acceleration. The principal of the Notes shall be payable upon declaration of acceleration pursuant to Section 5.1 of the Base Indenture. The Notes shall not be Original Issue Discount Securities within the meaning of the Indenture.

(m) Payment Currency. Principal and interest on the Notes, including payments made upon any redemption of the Notes, shall be payable in U.S. Dollars.

(n) Payment Currency – Election. The principal of and interest on the Notes shall not be payable in a currency other than U.S. Dollars.

(o) Payment Currency – Index. The principal of and interest on the Notes shall not be determined with reference to an index based on a coin or currency.

(p) Registered Securities. The Notes shall initially be issuable as Registered Global Securities, subject to Section 2.8 of the Base Indenture.

(q) Additional Amounts. The Company shall not pay additional amounts on the Notes held by a Person that is not a U.S. Person in respect of taxes or similar charges withheld or deducted.

(r) Definitive Certificates. Section 2.8 of the Base Indenture will govern the transferability of the Notes in definitive form.

(s) Registrar; Paying Agent; Depositary. The Trustee shall initially serve as the registrar and the paying agent for the Notes. The Depository Trust Company shall initially serve as the Depositary for the Registered Global Security representing the Notes.

(t) Events of Default. In addition to the Events of Default set forth in Section 5.1 of the Base Indenture, the failure by the Company to repurchase Notes of a series tendered for repurchase following the occurrence of a Change of Control Repurchase Event in accordance with Section 1.02(h) is an Event of Default with respect to such series of Notes.

(u) Covenants. There shall be the following additions to the covenants of the Company set forth in Article III of the Base Indenture with respect to the Notes:

(i) Limitation on Liens. The Company will not, and will not permit any of its domestic wholly owned subsidiaries to, create or assume any mortgage, pledge, security interest, lien, charge or encumbrance of any kind (each, a “Lien”) on (a) any Principal Property or (b) any capital stock of any of the Company’s domestic wholly owned subsidiaries (together, “Property”), whether now owned or hereafter acquired, in order to secure any Indebtedness, without effectively providing that the Notes shall be secured by a Lien ranking equal to and ratably with (or, at the option of the Company, senior to) such secured Indebtedness until such time as such Indebtedness is no longer secured by such Lien, except:

(A) Liens existing on the Initial Issuance Date or that the Company or any of its domestic wholly owned subsidiaries have agreed to pursuant to the terms of agreements existing on the Initial Issuance Date;

(B) Liens created or incurred after the Initial Issuance Date created in favor of the Holders of the Notes;

(C) Liens in favor of the Company or one of its Subsidiaries;

(D) (a) Liens given to secure (or to secure Indebtedness incurred or guaranteed by the Company or any of its domestic wholly owned subsidiaries for the purpose of financing) the payment of all or any portion of the purchase price for the acquisition (including acquisition through merger or consolidation or the acquisition of a Person directly or indirectly owning such property) of any Property, including capital lease or purchase money transactions in connection with any such acquisition, or all or any portion of the cost of refurbishment, improvement, expansion, renovation, development or construction of any Property; provided that with respect to this clause (a), the Liens shall be given prior to, at the time of or within 24 months after such acquisition, or completion of such refurbishment, improvement, expansion, renovation, development or construction, or the full operation of such Property, whichever is latest, and shall attach solely to such Property (including any refurbishments, improvements, expansions, renovations, development or construction thereof or then or thereafter placed thereon) and any proceeds thereof; and (b) Liens existing on all or any portion of any Property at the time of acquisition thereof (including acquisition through merger or consolidation or the acquisition of a Person then directly or indirectly owning such property) whether or not such existing Liens were given to secure (or to secure Indebtedness incurred or guaranteed by the Company or any of its domestic wholly owned subsidiaries for the purpose of financing) the payment of the purchase price of such Property;

(E) Liens on any Property in favor of the United States of America or any state thereof, or in favor of any other country, or any political subdivision, department, agency or instrumentality thereof to secure progress or other payments pursuant to any contract or statute or to secure Indebtedness incurred or guaranteed for the purpose of financing all or any portion of the cost of acquiring, refurbishing, improving, expanding, renovating, developing or constructing such Property, including Liens incurred in connection with pollution control, industrial revenue or similar financing;

(F) certain statutory or legislative Liens or other similar Liens (including pledges, deposits, carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law) arising in the ordinary course of the Company’s or its domestic wholly owned subsidiaries’ business, or certain Liens arising out of government contracts;

(G) Liens in connection with legal proceedings, including certain Liens arising out of judgments or awards, in each case so long as such Lien is adequately bonded and any appropriate legal proceedings that may have been initiated for the review of such judgment, decree or order shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired;

(H) Liens for certain taxes or assessments, landlord’s Liens and Liens and charges, in each case (a) not yet due or payable or subject to penalties for non-payment or which the Company is contesting in good faith by appropriate proceedings and for which adequate reserves have been made in accordance with GAAP and (b) incidental to the conduct of the business or the ownership of the Company’s assets or those of the Company’s domestic wholly owned subsidiary;

(I) Liens incurred in connection with an acquisition of assets or a project financed on a non-recourse basis;

(J) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

(K) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of the business of the Company;

(L) Liens securing obligations arising under or related to (a) the transfer of cash or other property with respect to any credit or debit card charge, check or other instrument, electronic funds transfer, or other type of paper-based or electronic payment, transfer, or charge transaction for which a Person acts as a processor, remitter, funds recipient or funds transmitter in the ordinary course of its business (each such transaction, a “Settlement”) and (b) any payment or reimbursement obligation in respect of the transfer, or contractual undertaking (including by automated clearing house transaction) to effect a transfer, of cash or other property to effect a Settlement (including, for the avoidance of doubt, any agreement with a bank or financial institution providing for short term financing for the purpose of funding any Settlement);

(M) Liens securing securitized indebtedness and receivables factoring, discounting, facilities or securitizations; and

(N) any extensions, renewals or replacements of any Lien referred to in clauses (A) through (M) without increase of the principal of the Indebtedness secured by such Lien (except to the extent of any fees or other costs associated with any such extension, renewal or replacement); provided, however, that any such Liens are limited to all or part of substantially the same Property which secured the Liens extended, renewed or replaced.

Notwithstanding the foregoing, the Company or any of its domestic wholly owned subsidiaries may, without equally and ratably securing the Notes, create or incur Liens which would otherwise be subject to the restrictions set forth in the preceding paragraph, if after giving effect thereto and to the retirement of any Indebtedness that is being retired substantially concurrently, Aggregate Debt does not exceed the greater of (1) 15% of the Company’s Consolidated Net Worth on a consolidated basis calculated as of the date of the creation or incurrence of the Lien and (2) $620.0 million.

(ii) Limitation on Sale and Leaseback Transactions. The Company will not, and will not permit any of its domestic wholly owned subsidiaries to, enter into any sale and leaseback transaction for the sale and leasing back of any Principal Property, whether now owned or hereafter acquired, unless:

(A) such transaction was entered into prior to the Initial Issuance Date or any extension, renewal, refinancing, replacement, amendment or modification of such transaction so long as the affected Principal Property is substantially the same as or similar in nature to the Principal Property subject to the sale and leaseback transaction extended, renewed, refinanced, replaced, amended or modified;

(B) such transaction was for the sale and leasing back to the Company or any of its wholly owned subsidiaries of any Principal Property by one of the Company’s wholly owned subsidiaries;

(C) such transaction involves a lease for not more than three years (or which may be terminated by the Company or its Subsidiary within a period of not more than three years);

(D) the Company would be entitled to incur Indebtedness secured by a Lien with respect to such sale and leaseback transaction without equally and ratably securing the Notes pursuant to the first paragraph of Section 1.02(u)(i); or

(E) the Company or any of its domestic wholly owned subsidiaries applies an amount equal to the net proceeds from the sale of such Principal Property to the purchase of other property or assets used or useful in the Company’s business (including the purchase or development of other Principal Property) or to the retirement of Indebtedness that is pari passu with the Notes (including the Notes) or Indebtedness of one or more of the Company’s Subsidiaries within 365 days before or after the effective date of any such sale and leaseback transaction, provided that, in lieu of applying such amount to the retirement of pari passu Indebtedness or Indebtedness of the Company’s Subsidiary, the Company may deliver Notes to the Trustee for cancellation, such Notes to be credited at the cost thereof.

Notwithstanding the restrictions set forth in the preceding paragraph, the Company and its domestic wholly owned subsidiaries may enter into any sale and leaseback transaction which would otherwise be subject to the foregoing restrictions, if after giving effect thereto Aggregate Debt does not exceed the greater of (1) 15% of the Company’s Consolidated Net Worth on a consolidated basis calculated as of the relevant date of determination and (2) $620.0 million.

Section 1.03. Form of Note.

The forms of the 2030 Notes, 2032 Notes and 2035 Notes are attached hereto as Exhibit A, Exhibit B and Exhibit C, respectively.

Section 1.04. Additional Notes.

Subject to the terms and conditions contained herein, the Company may, without the consent of any Holders of the Notes, create and issue additional Notes with the same terms (except for the issue date, the offering price and, under certain circumstances, the first interest payment date) as one or more series of the Notes. The additional Notes will form a single series with the outstanding Notes of the corresponding series; provided that if such additional Notes are not fungible with the Notes of the applicable series offered hereby for U.S. federal income tax purposes, such additional Notes will have one or more separate CUSIP numbers or no CUSIP number. No additional Notes may be issued if an Event of Default has occurred and is continuing with respect to such series of Notes.

ARTICLE 2

MISCELLANEOUS

Section 2.01. Confirmation of Indenture.

The Base Indenture, as supplemented and amended by this First Supplemental Indenture, is in all respects ratified and confirmed, and the Base Indenture, this First Supplemental Indenture and all indentures supplemental thereto shall be read, taken and construed as one and the same instrument.

Section 2.02. Concerning the Trustee.

The Trustee assumes no duties, responsibilities or liabilities by reason of this First Supplemental Indenture other than as set forth in the Base Indenture and, in carrying out its responsibilities hereunder, shall have all of the rights, protections and immunities which it possesses under the Base Indenture. The Trustee makes no representations as to the validity or sufficiency of this First Supplemental Indenture. The recitals herein are deemed to be those of the Company and not of the Trustee.

Section 2.03. Governing Law.

Each of this First Supplemental Indenture, the Indenture and the Notes shall be deemed to be a contract made under the internal laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State.

Section 2.04. Separability.

In case any provision in this First Supplemental Indenture shall for any reason be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 2.05. Counterparts.

This First Supplemental Indenture may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

Section 2.06. Electronic Transmission, Electronic Signatures.

The Trustee shall not have any duty to confirm that the person sending any notice, instruction or other communication (a “Notice”) by electronic transmission (including by e-mail, facsimile transmission, web portal or other electronic methods) is, in fact, a person authorized to do so. Electronic signatures believed by the Trustee to comply with the ESIGN Act of 2000 or other applicable law (including electronic images of handwritten signatures and digital signatures provided by DocuSign, Orbit, Adobe Sign or any other digital signature provider acceptable to the Trustee) shall be deemed original signatures for all purposes. Each other party assumes all risks arising out of the use of electronic signatures and electronic methods to send Notices to the Trustee, including without limitation the risk of the Trustee acting on an unauthorized Notice, and the risk of interception or misuse by third parties. Notwithstanding the foregoing, the Trustee may in any instance and in its sole discretion require that an original document bearing a manual signature be delivered to the Trustee in lieu of, or in addition to, any such electronic Notice.

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the day and year first above written.

PAYCHEX, INC.

By:	/s/ Robert L. Schrader
Name: Robert L. Schrader
Title: Senior Vice President and Chief Financial Officer

[Signature Page to Supplemental Indenture]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	/s/ Nathan Turner
Name: Nathan Turner
Title: Vice President

[Signature Page to Supplemental Indenture]

Exhibit A

FORM OF 2030 NOTE

REGISTERED

THIS NOTE IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL THIS NOTE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE REGISTERED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

Certificate No. [●]	CUSIP NO. 704326AA5
ISIN NO. US704326AA51

PAYCHEX, INC.

5.100% Senior Notes due 2030

Paychex, Inc., a Delaware corporation (the “Issuer” or “Company,” which terms include any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of    ($  ) on April 15, 2030 and to pay interest on said principal sum from April 10, 2025, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on April 15 and October 15 (each such date, an “Interest Payment Date”) of each year commencing on October 15, 2025, at the rate of 5.100% per annum until the principal hereof shall have become due and payable.

The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year composed of twelve 30-day months. In the event that any date on which the principal or interest payable on this Note is not a Business Day, then payment of principal or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of such delay). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to on the reverse hereof) be paid to the Person in whose name this Note is registered at the close of business on the record date for such interest installment, which shall be the close of business on the immediately preceding April 1 and October 1 prior to such Interest Payment Date, as applicable (whether or not such record date is a Business Day). Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such record date and may be paid to the Person in whose name this Note is registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be sent by or on behalf of the Company to the registered Holders of Notes not less than 15 days preceding such subsequent record date, all as more fully provided in the Indenture. The principal of and the interest on this Note shall be payable at the office or agency of the Company maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest, to the extent this Note is not represented by a Registered Global Security, may be made at the option of the Company by check sent to the Person entitled thereto at such address as shall appear in the registry books of the Company; provided, further, that for so long as this Note is represented by a Registered Global Security, payment of principal, premium, if any, or interest on this Note may be made by wire transfer to the account of the Depositary or its nominee in accordance with the Applicable Procedures.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee (as defined below) under the Indenture (as defined below), by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Capitalized terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile.

PAYCHEX, INC.

By:
Name:
Title:

[Signature Page to 2030 Global Note]

CERTIFICATE OF AUTHENTICATION This is one of the Securities referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[Signature Page to 2030 Global Note]

[REVERSE SIDE OF NOTE]

This Note is one of a duly authorized series of Securities of the Company designated as its 5.100% Senior Notes due 2030 (the “Notes”). The Notes are all issued or to be issued under and pursuant to an Indenture, dated as of April 10, 2025 (the “Base Indenture”), duly executed and delivered between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee with respect to the Notes (the “Trustee”), as supplemented by the First Supplemental Indenture (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) dated as of April 10, 2025 between the Company and the Trustee.

The Notes are issuable only as Registered Securities in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same.

Except as set forth below, this Note is not redeemable. This Note is not entitled to the benefit of a sinking fund or any analogous provision.

Prior to March 15, 2030, the Notes may be redeemed, in whole at any time or in part from time to time, at the option of the Company, for cash, at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed or (ii) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon, discounted to the redemption date (assuming the Notes matured on March 15, 2030) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points less (b) interest accrued and unpaid thereon to the redemption date, plus, in each case, accrued and unpaid interest, if any, thereon to, but not including, the date of redemption; provided that the principal amount of any Note remaining outstanding after a redemption in part shall be $2,000 or an integral multiple of $1,000 in excess thereof. In addition, on or after March 15, 2030, the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest to, but not including, the redemption date. Notwithstanding the foregoing, installments of interest on Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date. The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Trustee shall have no duty or obligation to calculate the redemption price. Notices will be sent (or in the case of Notes held in book-entry form, be transmitted electronically) to Holders of the Notes to be redeemed at least 10 and not more than 60 days prior to the date fixed for redemption, except that redemption notices may be sent more than 60 days prior to a redemption if the notice is issued in connection with a legal or covenant defeasance of the Notes or a satisfaction and discharge of the Notes and the Indenture pursuant to Section 10.1 of the Indenture. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes to be redeemed will be selected by the Trustee by lot or in accordance with the Applicable Procedures. Any redemption or notice of redemption may, at the Company’s discretion, be subject to one or more conditions precedent, including the completion of an offering of capital stock of the Company or other corporate transaction. If such redemption is subject to satisfaction of one or more conditions precedent, such notice shall describe each such condition, and if applicable, shall state that, in the Company’s discretion, the redemption date may be delayed until such time (including more than 60 days after the date the notice of redemption was sent, including by electronic transmission) as any or all such conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the redemption date, or by the redemption date as so delayed, or such notice may be rescinded at any time in the Company’s discretion if in the good faith judgment of the Company any or all of such conditions will not be satisfied. In addition, the Company may provide in such notice that payment of the redemption price and performance of the Company’s obligations with respect to such redemption may be performed by another Person. Subject to Depository Trust Company’s (“DTC”) applicable procedures, the Company shall provide written notice to the Trustee not later than 9:00 a.m. New York City time on the redemption date if such notice has been delayed or rescinded, and upon receipt the Trustee shall provide such notice to each Holder of the Notes in the same manner in which the notice of redemption was given, in the name and at the expense of the Company.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs:

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to March 15, 2030 (the “Remaining Life”); (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than, and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than, the Remaining Life – and shall interpolate to March 15, 2030 on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, March 15, 2030. If there is no United States Treasury security maturing on March 15, 2030 but there are two or more United States Treasury securities with a maturity date equally distant from March 15, 2030, one with a maturity date preceding March 15, 2030 and one with a maturity date following March 15, 2030, the Company shall select the United States Treasury security with a maturity date preceding March 15, 2030. If there are two or more United States Treasury securities maturing on March 15, 2030 or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

If (a) the Company’s pending acquisition of Paycor HCM, Inc. (the “Acquisition”) is not consummated on or prior to the later of (x) October 7, 2025 or (y) the date that is five Business Days after any later date to which the parties to the Agreement and Plan of Merger, dated as of January 7, 2025, by and among the Company, Skyline Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of the Company, and Paycor HCM, Inc. (“the Merger Agreement”) may agree to extend the “End Date” in the Merger Agreement, (b) the Merger Agreement is terminated or (c) the Company notifies the Trustee, in writing, that it will not pursue the consummation of the Acquisition (each, a “Special Mandatory Redemption Event”), the Company will be obligated to redeem all of the Notes on the Special Mandatory Redemption Date at a redemption price (the “Special Mandatory Redemption Price”) equal to 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest to, but not including, the Special Mandatory Redemption Date.

Upon the occurrence of a Special Mandatory Redemption Event, the Company will promptly (and in any event not more than five Business Days following such Special Mandatory Redemption Event) deliver written notice to the Trustee of the Special Mandatory Redemption and the date upon which the Notes will be redeemed (the “Special Mandatory Redemption Date,” which date shall be no earlier than the fifth Business Day following the date of such notice) together with a notice of Special Mandatory Redemption for the Trustee to deliver to each Holder of the Notes to be redeemed. The Trustee will then promptly mail, or electronically deliver, according to the procedures of DTC, such notice of Special Mandatory Redemption to each Holder of the Notes to be redeemed. Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Notes to be redeemed.

If a Change of Control Repurchase Event occurs, unless the Company has previously exercised its right to redeem the Notes in whole as described above, the Company will be required to make an offer to each Holder of Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 above that amount) of such Holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest, if any, on the Notes repurchased to, but not including, the date of such repurchase. Within 30 days following any Change of Control Repurchase Event or, at the Company’s option, prior to any Change of Control, but after the public announcement of an impending Change of Control, the Company will send a notice to each Holder, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Notes on the payment date specified in the notice, which date will be no earlier than 10 days and no later than 60 days from the date such notice is sent (the “Change of Control Payment Date”). The notice shall, if sent prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice.

The Company will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder, to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Repurchase Event provisions of the Notes by virtue of such conflict.

On the Change of Control Payment Date, the Company will be required, to the extent lawful, to:

(a)	accept for payment all Notes or portions of Notes (in minimum denominations of $2,000 and integral multiples of $1,000 above that amount) properly tendered pursuant to the Company’s offer;

(b)	deposit with the paying agent, no later than 11:00 a.m., New York City time, an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered; and

(c)

deliver or cause to be delivered to the Trustee for cancellation the Notes properly accepted, together with an Officer’s Certificate stating the aggregate principal amount of Notes being repurchased by the Company.

The paying agent will promptly mail (or, in the case of Notes held in book-entry form, transmit electronically) to each Holder of Notes properly tendered the repurchase price for such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new Note equal in principal amount to any unrepurchased portion of any Notes surrendered; provided, that each new Note will be in minimum denominations of $2,000 and integral multiples of $1,000 above that amount.

The Company will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company as set forth herein and the third party repurchases all Notes properly tendered and not withdrawn under its offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company as set forth herein. In addition, the Company will not be required to, and will not, make an offer to repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default with respect to the Notes.

If Holders of not less than 90% in aggregate principal amount of the Notes then outstanding validly tender and do not withdraw such Notes in an offer to repurchase the Notes upon a Change of Control Repurchase Event and the Company, or any third party making such an offer in lieu of the Company as described above, purchases all of such Notes properly tendered and not withdrawn by such Holders, the Company or such third party will have the right, upon not less than 10 days’ nor more than 60 days’ prior notice (provided, that such notice is given not more than 60 days following such repurchase pursuant to the offer to repurchase the Notes upon a Change of Control Repurchase Event described above) to redeem all Notes that remain outstanding following such purchase on a date specified in such notice (the “Second Change of Control Payment Date”) and at a price in cash equal to 101% of the aggregate principal amount of the Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased to, but excluding, the Second Change of Control Payment Date.

“Below Investment Grade Rating Event” means the Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies).

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its Subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its Subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares or voting power of the Company’s Voting Equity Interests; (3) the adoption of a plan by the Company’s Board of Directors relating to the Company’s liquidation or dissolution; or (4) the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the Company’s outstanding Voting Equity Interests or the outstanding Voting Equity Interests of such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Company’s Voting Equity Interests outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Equity Interests of the surviving Person or parent entity thereof immediately after giving effect to such transaction. Notwithstanding the foregoing, a transaction will not be deemed to result in a Change of Control if (a) the Company becomes a wholly-owned Subsidiary of another Person and (b) immediately following that transaction, a majority of Voting Equity Interests of such Person is held by the direct or indirect Holders of the Company’s Voting Equity Interests immediately prior to such transaction and in substantially the same proportions as immediately prior to such transaction.

“Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by S&P and Baa3 (or the equivalent) by Moody’s.

“Moody’s” means Moody’s Ratings, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agencies” means (1) each of S&P and Moody’s; and (2) if either of S&P or Moody’s ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act, selected by the Company as a replacement agency for S&P or Moody’s, or one or both of them, as the case may be.

“S&P” means S&P Global Ratings, a division of S&P Global, Inc.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the books of the Registrar, upon surrender of this Note for registration of transfer at the office or agency of the Company maintained by the Company for such purpose in the contiguous United States of America, which shall initially be the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder hereof or by its attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

[FORM OF SCHEDULE FOR ENDORSEMENTS ON REGISTERED

GLOBAL SECURITIES TO REFLECT CHANGES IN PRINCIPAL AMOUNT]

Schedule A

Changes to Principal Amount of Registered Global Securities

Date	Principal Amount of Notes by which this Registered Global Security is to be Reduced or Increased, and Reason for Reduction or Increase	Remaining Principal Amount of this Registered Global Security	Notation Made By

Exhibit B

FORM OF 2032 NOTE

REGISTERED

THIS NOTE IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL THIS NOTE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE REGISTERED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

Certificate No. [●]	CUSIP NO. 704326AB3
ISIN NO. US704326AB35

PAYCHEX, INC.

5.350% Senior Notes due 2032

Paychex, Inc., a Delaware corporation (the “Issuer” or “Company,” which terms include any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of  ($  ) on April 15, 2032 and to pay interest on said principal sum from April 10, 2025, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on April 15 and October 15 (each such date, an “Interest Payment Date”) of each year commencing on October 15, 2025, at the rate of 5.350% per annum until the principal hereof shall have become due and payable.

The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year composed of twelve 30-day months. In the event that any date on which the principal or interest payable on this Note is not a Business Day, then payment of principal or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of such delay). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to on the reverse hereof) be paid to the Person in whose name this Note is registered at the close of business on the record date for such interest installment, which shall be the close of business on the immediately preceding April 1 and October 1 prior to such Interest Payment Date, as applicable (whether or not such record date is a Business Day). Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such record date and may be paid to the Person in whose name this Note is registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be sent by or on behalf of the Company to the registered Holders of Notes not less than 15 days preceding such subsequent record date, all as more fully provided in the Indenture. The principal of and the interest on this Note shall be payable at the office or agency of the Company maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest, to the extent this Note is not represented by a Registered Global Security, may be made at the option of the Company by check sent to the Person entitled thereto at such address as shall appear in the registry books of the Company; provided, further, that for so long as this Note is represented by a Registered Global Security, payment of principal, premium, if any, or interest on this Note may be made by wire transfer to the account of the Depositary or its nominee in accordance with the Applicable Procedures.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee (as defined below) under the Indenture (as defined below), by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Capitalized terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile.

PAYCHEX, INC.

By:
Name:
Title:

[Signature Page to 2032 Global Note]

CERTIFICATE OF AUTHENTICATION This is one of the Securities referred to in the within-mentioned Indenture.
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[Signature Page to 2032 Global Note]

[REVERSE SIDE OF NOTE]

This Note is one of a duly authorized series of Securities of the Company designated as its 5.350% Senior Notes due 2032 (the “Notes”). The Notes are all issued or to be issued under and pursuant to an Indenture, dated as of April 10, 2025 (the “Base Indenture”), duly executed and delivered between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee with respect to the Notes (the “Trustee”), as supplemented by the First Supplemental Indenture (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) dated as of April 10, 2025 between the Company and the Trustee.

The Notes are issuable only as Registered Securities in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same.

Except as set forth below, this Note is not redeemable. This Note is not entitled to the benefit of a sinking fund or any analogous provision.

Prior to February 15, 2032, the Notes may be redeemed, in whole at any time or in part from time to time, at the option of the Company, for cash, at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed or (ii) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon, discounted to the redemption date (assuming the Notes matured on February 15, 2032) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points less (b) interest accrued and unpaid thereon to the redemption date, plus, in each case, accrued and unpaid interest, if any, thereon to, but not including, the date of redemption; provided that the principal amount of any Note remaining outstanding after a redemption in part shall be $2,000 or an integral multiple of $1,000 in excess thereof. In addition, on or after February 15, 2032, the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest to, but not including, the redemption date. Notwithstanding the foregoing, installments of interest on Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date. The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Trustee shall have no duty or obligation to calculate the redemption price. Notices will be sent (or in the case of Notes held in book-entry form, be transmitted electronically) to Holders of the Notes to be redeemed at least 10 and not more than 60 days prior to the date fixed for redemption, except that redemption notices may be sent more than 60 days prior to a redemption if the notice is issued in connection with a legal or covenant defeasance of the Notes or a satisfaction and discharge of the Notes and the Indenture pursuant to Section 10.1 of the Indenture. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes to be redeemed will be selected by the Trustee by lot or in accordance with the Applicable Procedures. Any redemption or notice of redemption may, at the Company’s discretion, be subject to one or more conditions precedent, including the completion of an offering of capital stock of the Company or other corporate transaction. If such redemption is subject to satisfaction of one or more conditions precedent, such notice shall describe each such condition, and if applicable, shall state that, in the Company’s discretion, the redemption date may be delayed until such time (including more than 60 days after the date the notice of redemption was sent, including by electronic transmission) as any or all such conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the redemption date, or by the redemption date as so delayed, or such notice may be rescinded at any time in the Company’s discretion if in the good faith judgment of the Company any or all of such conditions will not be satisfied. In addition, the Company may provide in such notice that payment of the redemption price and performance of the Company’s obligations with respect to such redemption may be performed by another Person. Subject to Depository Trust Company’s (“DTC”) applicable procedures, the Company shall provide written notice to the Trustee not later than 9:00 a.m. New York City time on the redemption date if such notice has been delayed or rescinded, and upon receipt the Trustee shall provide such notice to each Holder of the Notes in the same manner in which the notice of redemption was given, in the name and at the expense of the Company.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs:

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to February 15, 2032 (the “Remaining Life”); (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than, and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than, the Remaining Life – and shall interpolate to February 15, 2032 on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, February 15, 2032. If there is no United States Treasury security maturing on February 15, 2032 but there are two or more United States Treasury securities with a maturity date equally distant from February 15, 2032, one with a maturity date preceding February 15, 2032 and one with a maturity date following February 15, 2032, the Company shall select the United States Treasury security with a maturity date preceding February 15, 2032. If there are two or more United States Treasury securities maturing on February 15, 2032 or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

If (a) the Company’s pending acquisition of Paycor HCM, Inc. (the “Acquisition”) is not consummated on or prior to the later of (x) October 7, 2025 or (y) the date that is five Business Days after any later date to which the parties to the Agreement and Plan of Merger, dated as of January 7, 2025, by and among the Company, Skyline Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of the Company, and Paycor HCM, Inc. (“the Merger Agreement”) may agree to extend the “End Date” in the Merger Agreement, (b) the Merger Agreement is terminated or (c) the Company notifies the Trustee, in writing, that it will not pursue the consummation of the Acquisition (each, a “Special Mandatory Redemption Event”), the Company will be obligated to redeem all of the Notes on the Special Mandatory Redemption Date at a redemption price (the “Special Mandatory Redemption Price”) equal to 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest to, but not including, the Special Mandatory Redemption Date.

Upon the occurrence of a Special Mandatory Redemption Event, the Company will promptly (and in any event not more than five Business Days following such Special Mandatory Redemption Event) deliver written notice to the Trustee of the Special Mandatory Redemption and the date upon which the Notes will be redeemed (the “Special Mandatory Redemption Date,” which date shall be no earlier than the fifth Business Day following the date of such notice) together with a notice of Special Mandatory Redemption for the Trustee to deliver to each Holder of the Notes to be redeemed. The Trustee will then promptly mail, or electronically deliver, according to the procedures of DTC, such notice of Special Mandatory Redemption to each Holder of the Notes to be redeemed. Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Notes to be redeemed.

If a Change of Control Repurchase Event occurs, unless the Company has previously exercised its right to redeem the Notes in whole as described above, the Company will be required to make an offer to each Holder of Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 above that amount) of such Holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest, if any, on the Notes repurchased to, but not including, the date of such repurchase. Within 30 days following any Change of Control Repurchase Event or, at the Company’s option, prior to any Change of Control, but after the public announcement of an impending Change of Control, the Company will send a notice to each Holder, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Notes on the payment date specified in the notice, which date will be no earlier than 10 days and no later than 60 days from the date such notice is sent (the “Change of Control Payment Date”). The notice shall, if sent prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice.

The Company will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder, to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Repurchase Event provisions of the Notes by virtue of such conflict.

On the Change of Control Payment Date, the Company will be required, to the extent lawful, to:

(a)	accept for payment all Notes or portions of Notes (in minimum denominations of $2,000 and integral multiples of $1,000 above that amount) properly tendered pursuant to the Company’s offer;

(b)	deposit with the paying agent, no later than 11:00 a.m., New York City time, an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered; and

(c)

deliver or cause to be delivered to the Trustee for cancellation the Notes properly accepted, together with an Officer’s Certificate stating the aggregate principal amount of Notes being repurchased by the Company.

The paying agent will promptly mail (or, in the case of Notes held in book-entry form, transmit electronically) to each Holder of Notes properly tendered the repurchase price for such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new Note equal in principal amount to any unrepurchased portion of any Notes surrendered; provided, that each new Note will be in minimum denominations of $2,000 and integral multiples of $1,000 above that amount.

The Company will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company as set forth herein and the third party repurchases all Notes properly tendered and not withdrawn under its offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company as set forth herein. In addition, the Company will not be required to, and will not, make an offer to repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default with respect to the Notes.

If Holders of not less than 90% in aggregate principal amount of the Notes then outstanding validly tender and do not withdraw such Notes in an offer to repurchase the Notes upon a Change of Control Repurchase Event and the Company, or any third party making such an offer in lieu of the Company as described above, purchases all of such Notes properly tendered and not withdrawn by such Holders, the Company or such third party will have the right, upon not less than 10 days’ nor more than 60 days’ prior notice (provided, that such notice is given not more than 60 days following such repurchase pursuant to the offer to repurchase the Notes upon a Change of Control Repurchase Event described above) to redeem all Notes that remain outstanding following such purchase on a date specified in such notice (the “Second Change of Control Payment Date”) and at a price in cash equal to 101% of the aggregate principal amount of the Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased to, but excluding, the Second Change of Control Payment Date.

“Below Investment Grade Rating Event” means the Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies).

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its Subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its Subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares or voting power of the Company’s Voting Equity Interests; (3) the adoption of a plan by the Company’s Board of Directors relating to the Company’s liquidation or dissolution; or (4) the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the Company’s outstanding Voting Equity Interests or the outstanding Voting Equity Interests of such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Company’s Voting Equity Interests outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Equity Interests of the surviving Person or parent entity thereof immediately after giving effect to such transaction. Notwithstanding the foregoing, a transaction will not be deemed to result in a Change of Control if (a) the Company becomes a wholly-owned Subsidiary of another Person and (b) immediately following that transaction, a majority of Voting Equity Interests of such Person is held by the direct or indirect Holders of the Company’s Voting Equity Interests immediately prior to such transaction and in substantially the same proportions as immediately prior to such transaction.

“Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by S&P and Baa3 (or the equivalent) by Moody’s.

“Moody’s” means Moody’s Ratings, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agencies” means (1) each of S&P and Moody’s; and (2) if either of S&P or Moody’s ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act, selected by the Company as a replacement agency for S&P or Moody’s, or one or both of them, as the case may be.

“S&P” means S&P Global Ratings, a division of S&P Global, Inc.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the books of the Registrar, upon surrender of this Note for registration of transfer at the office or agency of the Company maintained by the Company for such purpose in the contiguous United States of America, which shall initially be the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder hereof or by its attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

[FORM OF SCHEDULE FOR ENDORSEMENTS ON REGISTERED

GLOBAL SECURITIES TO REFLECT CHANGES IN PRINCIPAL AMOUNT]

Schedule A

Changes to Principal Amount of Registered Global Securities

Date	Principal Amount of Notes by which this Registered Global Security is to be Reduced or Increased, and Reason for Reduction or Increase	Remaining Principal Amount of this Registered Global Security	Notation Made By

Exhibit C

FORM OF 2035 NOTE

REGISTERED

THIS NOTE IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL THIS NOTE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE REGISTERED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

Certificate No. [●]	CUSIP NO. 704326AC1
ISIN NO. US704326AC18

PAYCHEX, INC.

5.600% Senior Notes due 2035

Paychex, Inc., a Delaware corporation (the “Issuer” or “Company,” which terms include any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of    ($  ) on April 15, 2035 and to pay interest on said principal sum from April 10, 2025, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on April 15 and October 15 (each such date, an “Interest Payment Date”) of each year commencing on October 15, 2025, at the rate of 5.600% per annum until the principal hereof shall have become due and payable.

The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year composed of twelve 30-day months. In the event that any date on which the principal or interest payable on this Note is not a Business Day, then payment of principal or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of such delay). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to on the reverse hereof) be paid to the Person in whose name this Note is registered at the close of business on the record date for such interest installment, which shall be the close of business on the immediately preceding April 1 and October 1 prior to such Interest Payment Date, as applicable (whether or not such record date is a Business Day). Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such record date and may be paid to the Person in whose name this Note is registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be sent by or on behalf of the Company to the registered Holders of Notes not less than 15 days preceding such subsequent record date, all as more fully provided in the Indenture. The principal of and the interest on this Note shall be payable at the office or agency of the Company maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest, to the extent this Note is not represented by a Registered Global Security, may be made at the option of the Company by check sent to the Person entitled thereto at such address as shall appear in the registry books of the Company; provided, further, that for so long as this Note is represented by a Registered Global Security, payment of principal, premium, if any, or interest on this Note may be made by wire transfer to the account of the Depositary or its nominee in accordance with the Applicable Procedures.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee (as defined below) under the Indenture (as defined below), by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Capitalized terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile.

PAYCHEX, INC.

By:
Name:
Title:

[Signature Page to 2035 Global Note]

CERTIFICATE OF AUTHENTICATION This is one of the Securities referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

[Signature Page to 2035 Global Note]

[REVERSE SIDE OF NOTE]

This Note is one of a duly authorized series of Securities of the Company designated as its 5.600% Senior Notes due 2035 (the “Notes”). The Notes are all issued or to be issued under and pursuant to an Indenture, dated as of April 10, 2025 (the “Base Indenture”), duly executed and delivered between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee with respect to the Notes (the “Trustee”), as supplemented by the First Supplemental Indenture (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) dated as of April 10, 2025 between the Company and the Trustee.

The Notes are issuable only as Registered Securities in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same.

Except as set forth below, this Note is not redeemable. This Note is not entitled to the benefit of a sinking fund or any analogous provision.

Prior to January 15, 2035, the Notes may be redeemed, in whole at any time or in part from time to time, at the option of the Company, for cash, at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed or (ii) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon, discounted to the redemption date (assuming the Notes matured on January 15, 2035) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points less (b) interest accrued and unpaid thereon to the redemption date, plus, in each case, accrued and unpaid interest, if any, thereon to, but not including, the date of redemption; provided that the principal amount of any Note remaining outstanding after a redemption in part shall be $2,000 or an integral multiple of $1,000 in excess thereof. In addition, on or after January 15, 2035, the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest to, but not including, the redemption date. Notwithstanding the foregoing, installments of interest on Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date. The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Trustee shall have no duty or obligation to calculate the redemption price. Notices will be sent (or in the case of Notes held in book-entry form, be transmitted electronically) to Holders of the Notes to be redeemed at least 10 and not more than 60 days prior to the date fixed for redemption, except that redemption notices may be sent more than 60 days prior to a redemption if the notice is issued in connection with a legal or covenant defeasance of the Notes or a satisfaction and discharge of the Notes and the Indenture pursuant to Section 10.1 of the Indenture. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes to be redeemed will be selected by the Trustee by lot or in accordance with the Applicable Procedures. Any redemption or notice of redemption may, at the Company’s discretion, be subject to one or more conditions precedent, including the completion of an offering of capital stock of the Company or other corporate transaction. If such redemption is subject to satisfaction of one or more conditions precedent, such notice shall describe each such condition, and if applicable, shall state that, in the Company’s discretion, the redemption date may be delayed until such time (including more than 60 days after the date the notice of redemption was sent, including by electronic transmission) as any or all such conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the redemption date, or by the redemption date as so delayed, or such notice may be rescinded at any time in the Company’s discretion if in the good faith judgment of the Company any or all of such conditions will not be satisfied. In addition, the Company may provide in such notice that payment of the redemption price and performance of the Company’s obligations with respect to such redemption may be performed by another Person. Subject to Depository Trust Company’s (“DTC”) applicable procedures, the Company shall provide written notice to the Trustee not later than 9:00 a.m. New York City time on the redemption date if such notice has been delayed or rescinded, and upon receipt the Trustee shall provide such notice to each Holder of the Notes in the same manner in which the notice of redemption was given, in the name and at the expense of the Company.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs:

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to January 15, 2035 (the “Remaining Life”); (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than, and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than, the Remaining Life – and shall interpolate to January 15, 2035 on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, January 15, 2035. If there is no United States Treasury security maturing on January 15, 2035 but there are two or more United States Treasury securities with a maturity date equally distant from January 15, 2035, one with a maturity date preceding January 15, 2035 and one with a maturity date following January 15, 2035, the Company shall select the United States Treasury security with a maturity date preceding January 15, 2035. If there are two or more United States Treasury securities maturing on January 15, 2035 or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

If (a) the Company’s pending acquisition of Paycor HCM, Inc. (the “Acquisition”) is not consummated on or prior to the later of (x) October 7, 2025 or (y) the date that is five Business Days after any later date to which the parties to the Agreement and Plan of Merger, dated as of January 7, 2025, by and among the Company, Skyline Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of the Company, and Paycor HCM, Inc. (“the Merger Agreement”) may agree to extend the “End Date” in the Merger Agreement, (b) the Merger Agreement is terminated or (c) the Company notifies the Trustee, in writing, that it will not pursue the consummation of the Acquisition (each, a “Special Mandatory Redemption Event”), the Company will be obligated to redeem all of the Notes on the Special Mandatory Redemption Date at a redemption price (the “Special Mandatory Redemption Price”) equal to 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest to, but not including, the Special Mandatory Redemption Date.

Upon the occurrence of a Special Mandatory Redemption Event, the Company will promptly (and in any event not more than five Business Days following such Special Mandatory Redemption Event) deliver written notice to the Trustee of the Special Mandatory Redemption and the date upon which the Notes will be redeemed (the “Special Mandatory Redemption Date,” which date shall be no earlier than the fifth Business Day following the date of such notice) together with a notice of Special Mandatory Redemption for the Trustee to deliver to each Holder of the Notes to be redeemed. The Trustee will then promptly mail, or electronically deliver, according to the procedures of DTC, such notice of Special Mandatory Redemption to each Holder of the Notes to be redeemed. Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Notes to be redeemed.

If a Change of Control Repurchase Event occurs, unless the Company has previously exercised its right to redeem the Notes in whole as described above, the Company will be required to make an offer to each Holder of Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 above that amount) of such Holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest, if any, on the Notes repurchased to, but not including, the date of such repurchase. Within 30 days following any Change of Control Repurchase Event or, at the Company’s option, prior to any Change of Control, but after the public announcement of an impending Change of Control, the Company will send a notice to each Holder, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Notes on the payment date specified in the notice, which date will be no earlier than 10 days and no later than 60 days from the date such notice is sent (the “Change of Control Payment Date”). The notice shall, if sent prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice.

The Company will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder, to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Repurchase Event provisions of the Notes by virtue of such conflict.

On the Change of Control Payment Date, the Company will be required, to the extent lawful, to:

(a)	accept for payment all Notes or portions of Notes (in minimum denominations of $2,000 and integral multiples of $1,000 above that amount) properly tendered pursuant to the Company’s offer;

(b)	deposit with the paying agent, no later than 11:00 a.m., New York City time, an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered; and

(c)

deliver or cause to be delivered to the Trustee for cancellation the Notes properly accepted, together with an Officer’s Certificate stating the aggregate principal amount of Notes being repurchased by the Company.

The paying agent will promptly mail (or, in the case of Notes held in book-entry form, transmit electronically) to each Holder of Notes properly tendered the repurchase price for such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new Note equal in principal amount to any unrepurchased portion of any Notes surrendered; provided, that each new Note will be in minimum denominations of $2,000 and integral multiples of $1,000 above that amount.

The Company will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company as set forth herein and the third party repurchases all Notes properly tendered and not withdrawn under its offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company as set forth herein. In addition, the Company will not be required to, and will not, make an offer to repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default with respect to the Notes.

If Holders of not less than 90% in aggregate principal amount of the Notes then outstanding validly tender and do not withdraw such Notes in an offer to repurchase the Notes upon a Change of Control Repurchase Event and the Company, or any third party making such an offer in lieu of the Company as described above, purchases all of such Notes properly tendered and not withdrawn by such Holders, the Company or such third party will have the right, upon not less than 10 days’ nor more than 60 days’ prior notice (provided, that such notice is given not more than 60 days following such repurchase pursuant to the offer to repurchase the Notes upon a Change of Control Repurchase Event described above) to redeem all Notes that remain outstanding following such purchase on a date specified in such notice (the “Second Change of Control Payment Date”) and at a price in cash equal to 101% of the aggregate principal amount of the Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased to, but excluding, the Second Change of Control Payment Date.

“Below Investment Grade Rating Event” means the Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies).

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its Subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its Subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares or voting power of the Company’s Voting Equity Interests; (3) the adoption of a plan by the Company’s Board of Directors relating to the Company’s liquidation or dissolution; or (4) the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the Company’s outstanding Voting Equity Interests or the outstanding Voting Equity Interests of such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Company’s Voting Equity Interests outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Equity Interests of the surviving Person or parent entity thereof immediately after giving effect to such transaction. Notwithstanding the foregoing, a transaction will not be deemed to result in a Change of Control if (a) the Company becomes a wholly-owned Subsidiary of another Person and (b) immediately following that transaction, a majority of Voting Equity Interests of such Person is held by the direct or indirect Holders of the Company’s Voting Equity Interests immediately prior to such transaction and in substantially the same proportions as immediately prior to such transaction.

“Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by S&P and Baa3 (or the equivalent) by Moody’s.

“Moody’s” means Moody’s Ratings, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agencies” means (1) each of S&P and Moody’s; and (2) if either of S&P or Moody’s ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act, selected by the Company as a replacement agency for S&P or Moody’s, or one or both of them, as the case may be.

“S&P” means S&P Global Ratings, a division of S&P Global, Inc.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the books of the Registrar, upon surrender of this Note for registration of transfer at the office or agency of the Company maintained by the Company for such purpose in the contiguous United States of America, which shall initially be the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder hereof or by its attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

[FORM OF SCHEDULE FOR ENDORSEMENTS ON REGISTERED

GLOBAL SECURITIES TO REFLECT CHANGES IN PRINCIPAL AMOUNT]

Schedule A

Changes to Principal Amount of Registered Global Securities

Date	Principal Amount of Notes by which this Registered Global Security is to be Reduced or Increased, and Reason for Reduction or Increase	Remaining Principal Amount of this Registered Global Security	Notation Made By